                                                                      EXHIBIT 24

                            DIRECTORS AND OFFICERS OF
                                 SUMMIT BANCORP
                                POWER OF ATTORNEY

The undersigned officers and directors of Summit Bancorp (the "Company") hereby constitute and appoint Stanley E. Everett, J. Bret Treier and David C. Vernon, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 25,000 shares of the Company's common stock, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

Executed in the capacities indicated on the 15th day of August, 1996:

/s/ David C. Vernon                     President, Chief Executive Officer
- --------------------------              and Chairman of the Board
David C. Vernon                         (Principal Executive Officer)

/s/ Jon W. Park                         Vice President and
- --------------------------              Chief Financial Officer
Jon W. Park                             (Principal Financial Officer)

/s/ Charles P. Murphy                   Comptroller
- --------------------------              (Principal Accounting Officer)
Charles P. Murphy

                                        Director
- --------------------------
Robert G. Andrews

/s/ Charles E. Conner                   Director
- --------------------------
Charles E. Conner

/s/ W. Gary Diehl                       Director
- --------------------------
W. Gary Diehl

                                        Director
- --------------------------
Nicholas T. George

/s/ Philip P. Lutz, Jr.                 Director
- --------------------------
Philip P. Lutz, Jr.

/s/ Donald J. McDaniel                  Director
- --------------------------
Donald J. McDaniel

/s/ John J. Olszeski                    Director
- --------------------------
John J. Olszeski

/s/ Eva H. Poinar                       Director
- --------------------------
Eva H. Poinar

/s/ Jerry F. Whitmer                    Director
- --------------------------
Jerry F. Whitmer

                                 SUMMIT BANCORP

                                POWER OF ATTORNEY

     Summit Bancorp (the "Company") hereby constitutes and appoints Stanley E. Everett, J. Bret Treier and David C. Vernon and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of 25,000 shares of the Company's common stock, and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed at Akron, Ohio, this 15th day of August, 1996.

                            Summit Bancorp

                            By: /s/ Deborah L. Jacob
                               ------------------------------------------------
                                      Deborah L. Jacob
                                      Senior Vice President

                            Attest: /s/ Jon W. Park
                                   --------------------------------------------
                                      Jon W. Park
                                      Vice President and Chief Financial Officer